UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (date of earliest event reported): November 1, 2007

DAVITA INC.

(Exact name of registrant as specified in its charter)

Delaware	1-14106	No. 51-0354549
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

601 Hawaii Street

El Segundo, California 90245

(Address of principal executive offices including Zip Code)

(310) 536-2400

(Registrant’s telephone number, including area code)

Not applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Effective November 30, 2007, Mark G. Harrison will step down as Chief Financial Officer of DaVita Inc. (the “Company”). This decision was reached by mutual agreement. A copy of the press release announcing this decision is attached hereto as Exhibit 99.1.

The Employment Agreement effective as of September 1, 2006 (the “Agreement”) between the Company and Mr. Harrison will terminate on November 30, 2007. As a result of such termination, under the terms of the Agreement and subject to certain limitations, Mr. Harrison will be entitled to receive his base salary of $500,000 and health insurance benefits for the one-year period following termination. Other material terms of the Agreement were described in the Company’s Current Report on Form 8-K filed with the Securities and Exchange Commission on July 6, 2006 and are incorporated herein by reference. Mr. Harrison is also subject to the terms of the Company’s Severance Plan pursuant to which, among other things, Mr. Harrison may receive, at the Company’s discretion, a bonus for the period of his employment with the Company in 2007.

James Hilger, the Company’s Vice President and Controller, will become the Company’s acting Chief Financial Officer effective November 30, 2007. Mr. Hilger, age 45, has served as the Company’s Vice President and Controller since May 2006. Mr. Hilger joined the Company in September 2005 as its Vice President, Finance. From September 2003 until joining the Company, Mr. Hilger served as Vice President, Finance and Administration and Chief Financial Officer of Pyramid Breweries, a brewer of specialty beverages. From December 1998 to July 2003, Mr. Hilger served in positions as Chief Executive Officer and Chief Financial Officer of WorldCatch, Inc., a seafood industry company. From 1987 until joining WorldCatch, Inc., Mr. Hilger held a variety of senior financial positions in the food industry. Mr. Hilger began his career in public accounting with Ernst & Whinney.

The material terms of Mr. Hilger’s employment agreement dated as of September 22, 2005 were described in the Company’s Current Report on Form 8-K filed with the Securities and Exchange Commission on May 4, 2006 and are incorporated herein by reference. There are no family relationships between Mr. Hilger and any other director or executive officer of the Company, or with any person selected to become an officer or a director of the Company. The Company has had no transactions since the beginning of its last fiscal year, and has no transactions proposed, in which Mr. Hilger, or any member of his immediate family, has a direct or indirect material interest.

Item 9.01.	Financial Statements and Exhibits.

(d)	Exhibits.

Exhibit No.	Description

10.1	DaVita Inc. Severance Plan

10.2	Employment Agreement, dated as of September 22, 2005, by and between DaVita Inc. and James Hilger.(1)

99.1	Press Release dated November 1, 2007.

(1)	Incorporated by reference from Exhibit 10.1 to the Company’s Form 10-Q for the quarter ended June 30, 2006 filed with the Securities and Exchange Commission on August 7, 2006.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: November 7, 2007
DAVITA INC.

	By:	/s/ Joseph Schohl
Joseph Schohl
Vice President, General Counsel and Secretary

EXHIBIT INDEX

Exhibit No.	Description

10.1	DaVita Inc. Severance Plan

10.2	Employment Agreement, dated as of September 22, 2005, by and between DaVita Inc. and James Hilger.(1)

99.1	Press Release dated November 1, 2007.

(1)	Incorporated by reference from Exhibit 10.1 to the Company’s Form 10-Q for the quarter ended June 30, 2006 filed with the Securities and Exchange Commission on August 7, 2006.